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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: April 9, 2003

YAHOO! INC.
(Exact name of registrant as specified in its charter)

0-28018 (Commission File Number)
DELAWARE (State or other jurisdiction of incorporation or organization)		77-0398689 (I.R.S. Employer Identification No.)

701 FIRST AVE.
SUNNYVALE, CALIFORNIA 94089
(Address of principal executive offices, with zip code)

(408) 349-3300
(Registrant's telephone number, including area code)

Item 5. Other Events

        On April 9, 2003, Yahoo! Inc., a Delaware corporation ("Yahoo!"), announced its financial results for the fiscal quarter ended March 31, 2003 and certain other information. A copy of Yahoo!'s press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto and incorporated by reference herein. The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business and other matters contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included, among other sections, under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 which is on file with the Securities and Exchange Commission ("SEC") and available at the Securities and Exchange Commission's website (http://www.sec.gov), and will also be included in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 to be filed with the Securities and Exchange Commission in the second quarter of 2003.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

  99.1
  Press release dated April 9, 2003 by Yahoo! Inc.

Item 12.    Results of Operations and Financial Condition

        This Report on Form 8-K is being filed under the Securities Exchange Act of 1934, as amended.

        On April 9, 2003, Yahoo! announced its financial results for the fiscal quarter ended March 31, 2003 and certain other information. The press release, which has been attached as Exhibit 99.1 discloses certain financial measures, such as EBITDA, segment EBITDA and free cash flow, that may be considered non-GAAP financial measures in certain circumstances. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. In order to fully assess our financial operating results, management believes that EBITDA, segment EBITDA and free cash flow are appropriate measures of evaluating our operating performance and liquidity, because they reflect the resources available for strategic opportunities including, among others, to invest in the business, make strategic acquisitions, strengthen the balance sheet and repurchase stock. However these measures should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with generally accepted accounting principles. The non-GAAP measures included in our press release have been reconciled to the nearest GAAP measure as is now required under new SEC rules regarding the use of non-GAAP financial measures.

        As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAHOO! INC.
Date: April 9, 2003	By:	/s/ SUSAN DECKER Susan Decker Executive Vice President, Finance and Administration, and Chief Financial Officer

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YAHOO! INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated April 9, 2003.

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition
SIGNATURES
YAHOO! INC. INDEX TO EXHIBITS